Exhibit 99.1
to Form 8-K dated April 19, 2010

NEWS RELEASE

SEACOAST BANKING CORPORATION OF FLORIDA

Dennis S. Hudson, III
Chairman and Chief Executive Officer
Seacoast Banking Corporation of Florida
(772) 288-6085

William R. Hahl
Executive Vice President/
Chief Financial Officer
Seacoast Banking Corporation of Florida
(772) 221-2825

SEACOAST ANNOUNCES RELEASE
of
FUNDED COMMITMENTS FOR $200 MILLION
for
SERIES C MANDATORILY CONVERTIBLE PREFERRED STOCK

STUART, FL, April 19, 2010 – Seacoast Banking Corporation of Florida (the “Company”) (Nasdaq: SBCF), a bank holding company whose principal subsidiary is Seacoast National Bank (the “Bank”), announced today that it has directed the escrow agent to return the $200 million of subscriptions received from investors for purchase of the Company’s Series C Mandatorily Convertible Noncumulative Nonvoting Preferred Stock (the “Series C Preferred Stock”). As previously announced, all proceeds of the Series C Preferred Stock have been held in escrow to support the Company’s efforts related to a possible assisted transaction. Another bank was the selected as the winning bidder and its bid included two other failed banks in which the Company had no interest. The Company also raised $50 million of permanent equity capital Series B Mandatorily Convertible Noncumulative Nonvoting Preferred Stock in a related offering on April 9 that was not contingent upon the failed bank bid.

Dennis S. Hudson, III, Chairman and CEO of the Company, stated “Seacoast is now the sole remaining convenient local bank in our core markets. Today we launch an aggressive campaign designed to communicate our unique position to help us benefit from the disruption we anticipate from the Riverside National Bank failure and to gain customers and market share. Our capital strength today places us among the most well-capitalized Florida banks, and we are well-positioned for the future.”

Sandler O’Neill + Partners, L.P. acted as the sole placement agent for the placement of the Series B and Series C preferred stock (collectively, “Preferred Stock”).

The Preferred Stock was offered and sold in private transactions and has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Seacoast Banking Corporation of Florida has approximately $2.2 billion in assets. It is one of the largest independent commercial banking organizations domiciled in Florida, and is headquartered on Florida’s Treasure Coast.

Cautionary Notice Regarding Forward-Looking Statements

Certain of the statements made herein are “forward-looking statements,” within the meaning and protections of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance, capital, ownership or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

All statements other than statements of historical fact, including all statements regarding FDIC-assisted transactions and opportunities arising from the failure to Riverside National Bank and the future, are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target” and other similar words and expressions of the future.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2009 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors,” and otherwise in our Securities and Exchange Commission (“SEC”) reports and filings. Such reports are available upon request from the Company, or from the SEC, including through the SEC’s Internet website at http://www.sec.gov.

We have no obligation and do not undertake to update, revise or correct any of the forward-looking statements after the date hereof, or after the respective dates on which any such statements otherwise are made.